VESSELS AND EQUIPMENT UNDER FINANCE LEASE, NET - Lease Cost (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2021	Jun. 30, 2020
Leases [Abstract]
Depreciation of vessels under finance leases	$ (4,283)	$ (7,282)
Interest expense on obligations under finance leases	(2,002)	(4,833)
Contingent rental income (expense)	1,624	(8,270)
Gain on termination of vessel lease	0	7,409
Total finance lease expense, net	$ (4,661)	$ (12,976)